UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 10, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                                TAG EVENTS CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      333-131168                20-5526104
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


Building No. 1, Suite A-609, Jin Gang Guo Ji
  No. 19 XI Da Wang Lu, Chao Yang District
    Beijing, People's Republic of China                                V100022
____________________________________________                          __________
  (Address of principal executive offices)                            (Zip Code)


                                (010) 13146252516
               __________________________________________________
               Registrant's telephone number, including area code


                      1239 West Georgia Street, Suite 1208
                           Vancouver, British Columbia
                                 Canada V6E 4R8
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on March 12, 2008, the Board of Directors (the "Board") of TAG Events Corp., a Nevada corporation (the "Company") accepted the resignation of Art Balykin as the President and a director of the Company. Mr. Balykin will remain in his executive position as the Secretary/Treasurer of the Company. On the same date, the Board accepted the consent of Crescent Liu to act as a director of the Company. On the same date, the Board further appointed Mr. Liu as the President of the Company. As a result of these changes, the Company's Board and executive officer positions are as follows:

     NAME                                POSITION

     Crescent Liu                        President and a director

     Art Balykin                         Secretary/Treasurer and a director

BIOGRAPHY

CRESCENT LIU. Mr. Liu has been an independent business consultant advising companies in the areas of intellectual property and technology and strategic development since 2006. From approximately August 2001 to August 2006, Mr. Liu was the technical advisor for Beijing Creative Technology Co. Ltd., an intellectual technology company specializing in computer system integration. From August 2000 to August 2001, Mr Liu was director of technology for BTG Travel & Tours, a Beijing based travel services company. Mr. Liu is a Microsoft, Unix and Cisco certiofied technician. He has also received Management by Objective Training from Hewlett Packard China. Mr. Liu graduated from Beijin Institute of Mechanical Engineering in 1997 with a Bachelor's degree in Engineering Management. Mr. Liu is fluent in English and Mandarin Chinese.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

Effective on March 12, 2008, the prior President and sole director of the Company, Art Balykin ("Seller") entered into an agreement for sale and purchase of securities (the "Agreement") with Mr. Liu ("Purchaser"). In accordance with the terms and provisions of the Agreement, Seller sold an aggregate of 3,000,000 shares of common stock held of record representing a 57.14% equity interest to Purchaser in a private transaction under Section 4 1/2 of the Securities Act of 1933, as amended, for aggregate consideration of $50,000. The source of funds used by Purchaser were personal funds.

As a result, there has been a change in control of the Company. As of the date of this Current Report, there are 5,250,000 shares of Common Stock issued and outstanding. Thus, the acquisition by Purchaser of the 3,000,000 shares of Common Stock represents an equity interest of 57.14% in the Company. Other than as disclosed above, there are no arrangements or understandings between Seller and Purchaser and their respective agents and associates with respect to election of directors or other matters.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    Exhibit 10.1 Agreement for Purchase and Sale of Securities dated March 10, 2008 between Art Balykin and Crescent Liu.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TAG EVENTS CORP.


DATE:  March 11, 2008.                             /s/ CRESCENT LIU
                                                   _____________________________
                                                   Name:  Crescent Liu
                                                   Title: President